SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant                      /X/
Filed by a Party other than the Registrant   /_/

Check the appropriate box:

/_/  Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/_/  Definitive Additional Materials
/_/  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      ACM Government Opportunity Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required
/_/  Fee computed on table below per Exchange Act Rule 14a6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5) Total fee paid:
--------------------------------------------------------------------------------
/_/  Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid:

               (2)  Form, Schedule or Registration Statement No.:

               (3)  Filing Party:

               (4)  Date Filed:

[LOGO OF ALLIANCE CAPITAL]
                                           ACM GOVERNMENT OPPORTUNITY FUND, INC.
                                                   ACM MANAGED INCOME FUND, INC.
                                      ACM MUNICIPAL SECURITIES INCOME FUND, INC.
                                            ACM MANAGED DOLLAR INCOME FUND, INC.
                                     ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
                                        ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
                                 ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                                   ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC. ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
------------------------------------------------------------------------------

                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                March 20, 2003

To the Stockholders of ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V"), ACM Municipal Securities Income Fund, Inc. ("ACM VII"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance World Dollar Government Fund, Inc. ("AWDGF"), Alliance World Dollar Government Fund II, Inc. ("AWDGF II"), Alliance All-Market Advantage Fund, Inc. ("AMA"), Alliance California Municipal Income Fund, Inc. ("ACMIF"), Alliance National Municipal Income Fund, Inc. ("ANMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"):

     Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ACM IV, ACM V, ACM VII, ACM VIII, AWDGF, AWDGF II, AMA, ACMIF, ANMIF and ANYMIF, each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on March 20, 2003 at 11:00 a.m. Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 3, 2003:

1. To elect two Directors of each Fund, except ACMIF, ANMIF and ANYMIF, each such Director to hold office for a term of three years and until his or her successor is duly elected and qualifies, and, for ACMIF, ANMIF and ANYMIF, to elect eight Directors, each such Director to hold office for a term of either one, two or three years, as provided herein, until his or her successor is duly elected and qualifies; and

2.   To transact such other business as may properly come before the Meeting.

     The Board of Directors of each Fund has fixed the close of business on December 27, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                    By Order of the Boards of Directors,
                                    Edmund P. Bergan, Jr.
                                    Secretary
New York, New York

February 4, 2003


------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

     Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

------------------------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT


                     ACM GOVERNMENT OPPORTUNITY FUND, INC.
                         ACM MANAGED INCOME FUND, INC.
                  ACM MUNICIPAL SECURITIES INCOME FUND, INC.
                     ACM MANAGED DOLLAR INCOME FUND, INC.
                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
                   ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105


                     JOINT ANNUAL MEETING OF STOCKHOLDERS

                                March 20, 2003



                                 INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V"), ACM Municipal Securities Income Fund, Inc. ("ACM VII"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance World Dollar Government Fund, Inc. ("AWDGF"), Alliance World Dollar Government Fund II, Inc. ("AWDGF II"), Alliance All-Market Advantage Fund, Inc. ("AMA"), Alliance California Municipal Income Fund, Inc. ("ACMIF"), Alliance National Municipal Income Fund, Inc. ("ANMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"), each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on March 20, 2003 at 11:00 a.m. Eastern Time. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about February 3, 2003.

     The Board of Directors of each Fund has fixed the close of business on December 27, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. The outstanding voting shares of the Funds as of December 27, 2002 consisted of 12,721,153 shares of common stock of ACM IV, 24,639,197 shares of common stock and 900 shares of Remarketed Preferred Stock, Series A of ACM V, 11,007,413 shares of common stock and 3,600 shares of each of Municipal Income Preferred Shares, Series A, Series B and Series C of ACM VII, 22,398,183 shares of common stock of ACM VIII, 8,890,052 shares of common stock of AWDGF, 77,850,368 shares of common stock of AWDGF II, 3,627,822 shares of common stock of AMA, 8,519,002 shares of common stock and 3,240 shares of each of Auction Preferred Shares, Series M and Series T of ACMIF, 20,471,667 shares of common stock and 7,800 shares of each of Auction Preferred Shares, Series M, Series T, Series W and Series Th of ANMIF and 4,826,667 shares of common stock and 1,800 shares of each of Auction Preferred Shares, Series M and Series T of ANYMIF, each share being entitled to one vote.

     At the Meeting, the holders of the preferred stock of ACM V and the holders of each series of preferred stock of ACM VII, ACMIF, ANMIF and ANYMIF will have equal voting rights with the holders of the common stock of ACM V, ACM VII, ACMIF, ANMIF and ANYMIF (i.e., one vote per share), respectively, and will vote together with the holders of ACM V, ACM VII, ACMIF, ANMIF and ANYMIF common stock, respectively, as a single class on proposals that may be properly presented at the Meeting applicable to their respective Funds. The holders of the preferred stock of each of these Funds, voting separately as a class, have the right to elect two Directors of their Fund. The holders of the common stock of these Funds do not have the right to vote with respect to the election of those two Directors, In the case of ACM V, ACM VII, ACMIF, ANMIF and ANYMIF, these preferred stock Directors are Ms. Ruth Block and Dr. James
M. Hester. With respect to ACM V and ACM VII, Ms. Ruth Block is standing for re-election at the Meeting, as her current term expires as of then, and Dr. Hester is not standing for re-election at the Meeting, as his term does not expire until 2005. With respect to ACMIF, ANMIF and ANYMIF, both Ms. Block and Dr. Hester are standing for election at the Meeting.

     All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked,
(i) proxies from the holders of the common stock of ACM V and ACM VII will be voted for the election of one Director, (ii) proxies from the holders of common stock of ACM IV, ACM VIII, AWDGF, AWDGF II and AMA will be voted for the election of two Directors, (iii) proxies from the holders of the preferred stock of ACM V and ACM VII will be voted for the election of two Directors,
(iv) proxies from the holders of the common stock of ACMIF, ANMIF and ANYMIF will be voted for the election of six Directors, and (v) proxies from the holders of the preferred stock of ACMIF, ANMIF and ANYMIF will be voted for the election of eight Directors. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by voting in person at the Meeting.

     Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote). The shares represented by such a proxy will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of the proposals which require the affirmative vote of a majority or plurality of votes cast at the meeting. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

     The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of all the Funds are to consider and vote on similar matters. Stockholders of each Fund will vote separately on each proposal set forth herein and on any other matters that may arise for that Fund and an unfavorable vote on a proposal by the stockholders of one Fund will not affect the implementation of the proposal by any other Fund if such proposal is approved by the stockholders of the other Fund.

     A quorum for each Fund for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock, and preferred stock, if any, of the particular Fund, except that a quorum for the election of Ms. Block as a Director of ACM V and ACM VII and for the election of Ms. Block and Dr. Hester as a Director of ACMIF, ANMIF and ANYMIF will consist of the presence in person or by proxy of the holders of a majority of the outstanding shares of preferred stock of the respective Funds. In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the positions recommended by the Board of Directors on any proposal described in the Proxy Statement with respect to a Fund are not timely received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all of the proposals in the Proxy Statement, and a stockholder vote may be taken on any one of the proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on a proposal will be voted against adjournment as to that proposal.

     Each Fund has engaged Georgeson Shareholder Communications, Inc., 17 State Street, New York, New York 10004, to assist in soliciting proxies for the Meeting. Georgeson Shareholder Communications, Inc. will receive a total fee of $33,900 for its services, to be paid by the Funds as follows: ACM IV--$2,700, ACM V--$3,200, ACM VII--$2,700, ACM VIII--$3,200, AWDGF--$2,700,
AWDGF    II--$6,700,    AMA--$2,700,    ACMIF--$3,000,    ANMIF--$4,000    and
ANYMIF--$3,000, plus reimbursement of out-of-pocket expenses.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

     At the Meeting, two Directors of each Fund except ACMIF, ANMIF and ANYMIF will be elected to serve for terms of three years, and, in each case, until his or her successor is elected and qualifies. The affirmative vote of a plurality of the votes cast by the stockholders of a Fund is required to elect a Director, except that the affirmative vote of a plurality of the votes cast by the holders of the preferred stock of ACM V and ACM VII is required to elect Ms. Block as a Director of these Funds. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of two individuals in Class Three, as described below.

     With respect to ACMIF, ANMIF and ANYMIF, eight Directors (including the Directors representing the Preferred Shares series) will be elected to serve for terms of one, two or three years, as the case may be, and until their successors are elected and qualify. The affirmative vote of a plurality of the votes cast by the stockholders of a Fund is required to elect a Director, except that the affirmative vote of the plurality of the votes cast by the holders of the Preferred Shares series of ACMIF, ANMIF and ANYMIF is required to elect Ms. Block and Dr. Hester as Directors. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of eight individuals, as described below.

     Pursuant to the Funds' respective Charters and Bylaws, the Board of Directors of each Fund has been divided into three classes. With respect to all of the Funds except ACMIF, ANMIF and ANYMIF, the terms of Class Three Directors will expire as of the Meeting, the terms of Class One Directors will expire as of the annual meeting of stockholders to be held in 2004 and the terms of Class Two Directors will expire as of the annual meeting of stockholders to be held in 2005. With respect to ACMIF, ANMIF and ANYMIF, the terms of Class Three Directors will expire as of the annual meeting of stockholders to be held in 2006, the terms of Class One Directors will expire as of the annual meeting of stockholders to be held in 2004 and the terms of Class Two Directors will expire as of the annual meeting of stockholders to be held in 2005. Upon expiration of the terms of the Directors of each class as set forth above, the terms of their successors in that class will continue until the end of their terms and until their successors are duly elected and qualify.

     Under this classified Board structure, only those Directors in a single class may be replaced in any one year. It would require two years to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances even if they are not then standing for re-election and, under regulations of the Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Funds' annual proxy statements. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's stockholders to change the majority of Directors of the Fund and, thus, have the effect of maintaining the continuity of management.

     At the Meeting, Mr. John D. Carifa and Ms. Ruth Block, in Class Three of each of the Funds, except ACMIF, ANMIF and ANYMIF, are standing for re-election. With respect to ACMIF, AMNIF and ANYMIF, Mr. Carifa and Ms. Block are standing for election to Class Three, Mr. John H. Dobkin, Mr. Clifford L. Michel and Mr. Donald J. Robinson are standing for election to Class One and Mr. William H. Foulk, Jr., Mr. David H. Dievler and Dr. James M. Hester are standing for election to Class Two. Each nominee has consented to serve as a Director. The Boards of Directors know of no reason why any of the nominees for the Boards of Directors will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominees as the Boards of Directors may recommend.

     Certain information concerning the Funds' Directors is set forth below. With respect to each Fund except ACMIF, ANMIF and ANYMIF, only Mr. Carifa and Ms. Block are standing for re-election. With respect to ACMIF, ANMIF and ANYMIF, each of the eight Directors is standing for election.


                                                                                         Number of
                                                                                         Portfolios
                           Year                           Principal                      in Alliance    Other
                           Term as                        Occupation(s)                  Fund Complex   Directorships
Name, Address              a Director    Years of         During                         Overseen by    Held by
and Age                    Will Expire   Service *        Past 5 Years                   Director       Director
-------                    -----------   ---------        ------------                   --------       --------
INTERESTED                                                                               114            None
DIRECTOR**
John D. Carifa, 57         Class Three   ACM IV, V: 15    President, Chief Operating
1345 Avenue of the         (2006##)      AWDGF: 11        Officer and a Director of
   Americas,                             ACM VIII,        Alliance Capital Management
New York, NY 10105                       AWDGF II: 10     Corporation, the general
Chairman of the Board of                 ACM VII,         partner of the Adviser
each of the Funds                        AMA: 9           ("ACMC"), with which he has
                                         ACMIF, ANMIF,    been associated since prior
                                         ANYMIF: 1        to 1998.

DISINTERESTED DIRECTORS                                                                  93             None
Ruth Block,#,
72                         Class Three   ACM IV, V: 15    Formerly an Executive Vice
P.O. Box 4623              (2006##)      AWDGF: 11        President and Chief
Stamford, CT                             ACM VIII,        Insurance Officer of The
06903                                    AWDGF II: 10     Equitable Life Assurance
                                         ACM VII,         Society of The United
                                         AMA: 9           States; Chairman and Chief
                                         ACMIF, ANMIF,    Executive Officer of
                                         ANYMIF: 1        Evlico;  a Director of Avon,
                                                          BP Amoco Corporation (oil
                                                          and gas), Ecolab, Inc.
                                                          (specialty chemicals),
                                                          Tandem Financial Group and
                                                          Donaldson, Lufkin & Jenrette
                                                          Securities Corporation.

David H. Dievler,#,        Class One     ACM IV, V: 15    Independent Consultant.        98             None
73                         (ACM VIII,    AWDGF: 11        Until December 1994 he was
P.O. Box 167,              AWDGF,        ACM VIII,        Senior Vice President of
Spring Lake, NJ            AWDGF II      AWDGF II: 10     ACMC responsible for mutual
07762                      and AMA       ACM VII,         fund administration. Prior
                           2004)         AMA: 9           to joining ACMC in 1984, he
                                         ACMIF, ANMIF,    was Chief Financial Officer
                                         ANYMIF: 1        of Eberstadt Asset
                           Class Two                      Management since 1968. Prior
                           (ACM IV, V                     to that, he was Senior
                           and VII                        Manager at Price Waterhouse
                           2005)                          & Co.  Member of the
                                                          American Institute of
                           Class Two                      Certified Public Accountants
                           (ACMIF,                        since 1953.
                           ANMIF and
                           ANYMIF 2005##)

John H. Dobkin,#,          Class One     ACM VIII,        Consultant. He was formerly    94             None
60                         (ACM IV,      AWDGF: II: 10    a Senior Adviser (June
P.O. Box 12,               V and VII     AMA: 9           1999-June 2000) and
Annandale, NY              2004)         ACM IV, V,       President (December 1989-May
12504                                    VII: 5           1999) of Historic Hudson
                                         ACMIF, ANMIF,    Valley (historic
                           Class One     ANYMIF: 1        preservation). Previously,
                           (ACMIF,                        he was Director of the
                           ANMIF and                      National Academy of Design.
                           ANYMIF                         During 1988-92, he was
                           2004##)                        Director and Chairman of the
                                                          Audit Committee of ACMC.

                           Class Two
                           (ACM VIII,
                           AWDGF,
                           AWDGF II
                           and AMA
                           2005)

William H. Foulk, Jr.,#,   Class Two     AWDGF: 11        Investment Adviser and         110            None
70                         (ACM IV, V,   ACM VIII,        Independent Consultant. He
2 Sound View Drive         VII and       AWDGF II: 10     was formerly Senior Manager
Suite 100                  VIII,         AMA: 9           of Barrett Associates, Inc.,
Greenwich, CT              AWDGF,        ACM IV, V,       a registered investment
06830                      AWDGF II      VII: 5           adviser, with which he had
                           and AMA       ACMIF, ANMIF     been associated since prior
                           2005)         ANYMIF: 1        to 1998. He was formerly
                                                          Deputy Comptroller of the
                                                          State of New York and, prior
                           Class Two                      thereto, Chief Investment
                           (ACMIF,                        Officer of the New York Bank
                           ANMIF and                      for Savings.
                           ANYMIF
                           2005##)


Dr. James M. Hester,#,     Class Two     ACM IV, V: 15    President of The Harry Frank   11             None
78                         (ACM IV, V,   AWDGF: 11        Guggenheim Foundation, with
25 Cleveland Lane          VII and       ACM VIII,        which he has been associated
Princeton, NJ 08540        VIII,         AWDGF II: 10     since prior to 1998. He was
                           AWDGF,        ACM VII,         formerly President of New
                           AWDGF II      AMA: 9           York University and the New
                           and AMA       ACMIF, ANMIF,    York Botanical Garden. He
                           2005)         ANYMIF: 1        was formerly Rector of the
                                                          United Nations University
                                                          and Vice Chairman of the
                           Class Two                      Board of the Federal Reserve
                           (ACMIF,                        Bank of New York.
                           ANMIF and
                           ANYMIF
                           2005##)

Clifford L. Michel,#,      Class One     ACM IV, V: 15    Senior Counsel of the law      93             Placer Dome
63                         (ACM IV, V,   AWDGF: 11        firm of Cahill Gordon &                       Inc.
15 St. Bernard's Road      VII and       ACM VIII,        Reindel since February 2001,
Gladstone, NJ              VIII,         AWDGF II: 10     and a partner of that firm
07934                      AWDGF,        ACM VII,         for more than twenty-five
                           AWDGF II      AMA: 9           years prior thereto. He is
                           and AMA       ACMIF, ANMIF,    President and Chief
                           2004)         ANYMIF: 1        Executive Officer of Wenonah
                                                          Development Company
                                                          (investments) and a Director
                           Class One                      of Placer Dome Inc. (mining).
                           (ACMIF,
                           ANMIF and
                           ANYMIF
                           2004##)

Donald J. Robinson,#,      Class One     ACM IV, V,       Senior Counsel to the law      92             None
68                         (ACM IV, V,   VII and VIII,    firm of Orrick, Herrington &
98 Hell's Peak Road        VII and       AWDGF,           Sutcliffe LLP since prior to
Weston, VT                 VIII,         AWDGF II         1998. He was formerly a
05161                      AWDGF,        and AMA: 7       senior partner and a member
                           AWDGF II      ACMIF, ANMIF,    of the Executive Committee
                           and AMA       ANYMIF: 1        of that firm. He was
                           2004)                          formerly a member of the
                                                          Municipal Securities
                                                          Rulemaking Board and a
                           Class One                      Trustee of the Museum of the
                           (ACMIF,                        City of New York.
                           ANMIF and
                           ANYMIF
                           2004##)


-----------------------------

* "Years of Service" refers to the total number of years the Director has served as a Director.

** "Interested person", as defined in the Investment Company Act of 1940, as amended (the "Act"), of each Fund because of an affiliation with the Funds' investment adviser, Alliance Capital Management L.P. (the "Adviser").

# Member of the Audit Committee and the Nominating Committee of each Fund.

## If elected or re-elected, as the case may be, at the Meeting.


     It is the policy of the Boards of Directors of all registered investment companies to which the Adviser provides investment advisory services, including the Funds (collectively, the "Alliance Fund Complex"), that each Director will invest specified minimum amounts, and (in the case of most of the Directors of the Funds) an overall total of at least $150,000, in shares of investment companies in the Alliance Fund Complex.

     The dollar range of the Funds' securities owned by each Director and the aggregate dollar range of securities owned in the Alliance Fund Complex is set forth below.

                                                        Aggregate Dollar Range
                                                        of Equity Securities of
                          Dollar Range of Equity        the Funds in the
                          Securities of the Funds       Alliance Fund Complex
                          as of December 31, 2002       as of December 31, 2002
                          -----------------------       -----------------------

John D. Carifa            AWDGF II:   $1-$10,000             over $100,000
                          AMA         $10,001-$50,000

Ruth Block                ACM V:      $10,001-$50,000        over $100,000
                          ACM VIII:   $10,001-$50,000
                          AWDGF II:   $10,001-$50,000
                          AMA:        $10,001-$50,000

David H. Dievler          ACM IV:     $1-$10,000             over $100,000
                          AWDGF II:   $1-$10,000
                          AMA:        $10,001-$50,000

John H. Dobkin            AWDGF II:   $1-$10,000             over $100,000
                          AMA:        $10,001-$50,000

William H. Foulk, Jr.     ACM IV:     $1-$10,000             over $100,000
                          ACM V:      $1-$10,000
                          ACM VII:    $1-$10,000
                          ACM VIII:   $1-$10,000
                          AWDGF:      $1-$10,000
                          AWDGF II:   $1-$10,000
                          AMA:        $10,001-$50,000

Dr. James M. Hester       ACM IV:     $1-$10,000             over $100,000
                          ACM V:      $1-$10,000
                          AWDGF:      $1-$10,000
                          AMA:        $10,001-$50,000
                          ANYMIF:     over $100,000

Clifford L. Michel        ACM IV:     $1-$10,000             over $100,000
                          ACM V:      $1-$10,000
                          ACM VII:    $10,001-$50,000
                          ACM VIII:   $1-$10,000
                          AWDGF:      $10,001-$50,000
                          AWDGF II:   $1-$10,000
                          AMA:        $10,001-$50,000

Donald J. Robinson        ACM V:      $1-$10,000             over $100,000
                          ACM VIII:   $1-$10,000
                          AMA:        $10,000-$50,000


     As of December 27, 2002, the Directors and officers of each Fund as a group owned less than 1% of the shares of any Fund. During each Fund's most recently completed fiscal year, the Funds' Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

     During its fiscal year ended in 2002, the Board of Directors of ACM IV met 5 times; of ACM V, 5 times; of ACM VII, 6 times; of ACM VIII, 5 times; of AWDGF, 5 times; of AWDGF II, 8 times; of AMA, 5 times; of ACMIF, 8 times; of ANMIF, 8 times; and of ANYMIF, 8 times. Each Fund's Board of Directors has two standing committees of the Board, an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above in the table listing Directors of the Funds. The Audit Committee of each Fund meets during the fiscal year for the purposes set forth in the Audit Committee Charter. The Audit Committee of each of the Funds except ACMIF, ANMIF and ANYMIF met 3 times during their Fund's most recently completed fiscal year, and the Audit Committee of ACMIF, ANMIF and ANYMIF met one time during its most recently completed fiscal year. The Nominating Committee of each of the Funds did not meet during the Funds' respective most recently completed fiscal year. The Nominating Committees were constituted for the purpose of nominating persons to fill any vacancies on the Boards of Directors and do not currently consider for nomination candidates proposed by stockholders.

     In accordance with the rules of the New York Stock Exchange, the Boards of Directors have determined that the members of the Audit Committees are independent as defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listed Company Manual.

None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund, as defined in the Act. The aggregate compensation paid by the Funds to the Directors during the Funds' respective fiscal years ended in 2002, the aggregate compensation paid to the Directors during calendar year 2002 by all of the investment companies in the Alliance Fund Complex, and the total number of investment companies in the Alliance Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Funds nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                        Number of             Number of
                                                                        Investment            Investment
                                                                        Companies             Portfolios within
                                                                        in the Alliance       the Alliance
                                                   Compensation         Fund Complex,         Fund Complex,
                            Compensation from      from the Alliance    including the         including the
                            the Funds during       Fund Complex,        Funds, as to which    Funds, as to which
                            their Fiscal Years     including the        the Director is a     the Director is a
Name of Director            ended in 2002          Funds, during 2002   Director or Trustee   Director or Trustee
----------------            -------------          ------------------   -------------------   -------------------

John D. Carifa              $-0                    $-0                  53                    114

Ruth Block                  $3,718 ACM IV          $192,600             43                    93
                            $3,718 ACM V
                            $3,711 ACM VII
                            $4,484 ACM VIII
                            $5,151 AWDGF
                            $6,189 AWDGF II
                            $4,484 AMA
                            $1,936 ACMIF
                            $1,935 ANMIF
                            $1,935 ANYMIF

David H. Dievler            $3,717 ACM IV          $246,238             48                    98
                            $3,717 ACM V
                            $3,710 ACM VII
                            $4,483 ACM VIII
                            $5,150 AWDGF
                            $7,179 AWDGF II
                            $4,483 AMA
                            $2,436 ACMIF
                            $2,432 ANMIF
                            $2,432 ANYMIF

John H. Dobkin              $3,727 ACM IV          $217,888             45                    94
                            $3,727 ACM V
                            $3,720 ACM VII
                            $4,493 ACM VIII
                            $5,160 AWDGF
                            $6,189 AWDGF II
                            $4,493 AMA
                            $1,945 ACMIF
                            $1,944 ANMIF
                            $1,944 ANYMIF

William H. Foulk, Jr.       $3,727 ACM IV          $241,700             49                    110
                            $3,727 ACM V
                            $3,720 ACM VII
                            $4,493 ACM VIII
                            $5,160 AWDGF
                            $7,189 AWDGF II
                            $4,493 AMA
                            $1,945 ACMIF
                            $1,944 ANMIF
                            $1,944 ANYMIF

Dr. James M. Hester         $6,063 ACM IV          $91,250              11                    11
                            $7,695 ACM V
                            $7,633 ACM VII
                            $9,383 ACM VIII
                            $10,428 AWDGF
                            $8,609 AWDGF II
                            $9,382 AMA
                            $4,633 ACMIF
                            $4,632 ANMIF
                            $4,632 ANYMIF

Clifford L. Michel          $3,718 ACM IV          $201,950             44                    93
                            $3,718 ACM V
                            $3,711 ACM VII
                            $4,484 ACM VIII
                            $5,151 AWDGF
                            $6,189 AWDGF II
                            $4,484 AMA
                            $2,437 ACMIF
                            $2,433 ANMIF
                            $2,435 ANYMIF

Donald J. Robinson          $3,727 ACM IV          $193,100             43                    92
                            $3,727 ACM V
                            $3,720 ACM VII
                            $4,493 ACM VIII
                            $5,161 AWDGF
                            $6,189 AWDGF II
                            $4,494 AMA
                            $1,946 ACMIF
                            $1,945 ANMIF
                            $1,945 ANYMIF


Officer Information

     Certain information concerning the Funds' officers is set forth below. The Funds' officers are elected annually by the respective Baord of Directors to serve until his or her successor is duly elected and qualifies.

                           Position(s)
Name,                      (Month and Year             Principal Occupation
Address and Age*           Year First Elected)         during the past 5 years
----------------           -------------------         -----------------------


John D. Carifa (57)        Chairman of the Board of:   See biography on page 4.
                           ACM VIII (4/95)
                           AWDGF (4/95)
                           AWDGF II (4/95)
                           AMA (1/95)
                           ACMIF (11/01)
                           ANMIF (11/01)
                           ANYMIF (11/01)
                           President of:
                           ACM IV (12/94)
                           ACM V (12/94)
                           ACM VII (12/94)
                           AMA (1/95)
                           ACMIF (11/01)
                           ANMIF (11/01)
                           ANYMIF (11/01)

Kathleen A. Corbet (42)    Senior Vice President,      Executive Vice President
                           ACM IV (4/96)               of ACMC,** with which
                           ACM V (4/00)                she has been associated
                           ACM VII (4/95)              since prior to 1998.
                           ACM VIII (6/95)
                           AWDGF (6/95)
                           AWDGF II (6/95)
                           AMA (9/94)
                           ACMIF (11/01)
                           ANMIF (11/01)
                           ANYMIF (11/01)

Alfred Harrison (65)       AMA Senior Vice President   Vice Chairman and
                           (9/94)                      Director of ACMC,** with
                                                       which he has been
                                                       associated since prior
                                                       to 1998.

Guy Davidson (41)          Senior Vice President,      Senior Vice President of
                           ACM VII                     ACMC,** with which he
                           ACMIF (11/01)               has been associated
                           ANMIF (11/01)               since prior to 1998.
                           ANYMIF (11/01)

Thomas J. Bardong (57)     AMA Vice President (4/95)   Senior Vice President of
                                                       ACMC,** with which he
                                                       has been associated
                                                       since prior to 1998.

Matthew Bloom (46)         ACM V Vice President (4/01) Senior Vice President of
                                                       ACMC,** with which he
                                                       has been associated
                                                       since prior to 1998.

George D. Caffrey (49)     Vice President,             Vice President of ACMC**
                           ACM V (10/00)               and a Portfolio Manager
                           ACM VIII (10/00)            since January 2000. He
                                                       was with the High Yield
                                                       Bond Group at AIG Global
                                                       Investment Corp. since
                                                       prior to 1998.

Paul J. DeNoon (40)        Vice President,             Senior Vice President of
                           ACM IV (9/94)               ACMC,** with which he
                           ACM V (10/00)               has been associated
                           ACM VIII (10/00)            since prior to 1998.
                           AWDGF (12/92)
                           AWDGF II (4/94)

David M. Dowden (37)       Vice President,             Senior Vice President of
                           ACM VII (4/95)              ACMC,** with which he
                           ACMIF (12/01)               has been associated
                           ANMIF (12/01)               since 1998.
                           ANYMIF (12/01)

Terrance T. Hults (36)     Vice President,             Vice President of
                           ACM VII (12/95)             ACMC,** with which he
                           ACMIF (12/01)               has been associated
                           ANMIF (12/01)               since prior to 1998.
                           ANYMIF (12/01)

John A. Koltes (60)        AMA Vice President (9/94)   Senior Vice President of
                                                       ACMC,** with which he
                                                       has been associated
                                                       since prior to 1998.

Michael L. Mon (33)        ACM IV Vice President       Vice President of ACMC,**
                           (7/99)                      with which he has been
                                                       associated since June
                                                       1999. Prior thereto he
                                                       was a portfolio manager
                                                       at Brundage, Story and
                                                       Rose since 1998.

Daniel Nordby (58)         AMA Vice President (4/99)   Senior Vice President of
                                                       ACMC,** with which he
                                                       has been associated
                                                       since prior to 1998.

William E. Oliver (53)     ACM VII Vice                Senior Vice President of
                           President (6/93)            ACMC,** with which he
                                                       has been associated
                                                       since prior to 1998.

Michael J. Reilly (38)     AMA Vice President (9/94)   Senior Vice President of
                                                       ACMC,** with which he
                                                       has been associated
                                                       since prior to 1998.

Mark D. Gersten (52)       Treasurer and               Senior Vice President of
                           Chief Financial Officer,    Alliance Global Investor
                           ACM IV (6/88)               Services, Inc.
                           ACM V (7/88)                ("AGIS")** and a Vice
                           ACM VII (2/93)              President of Alliance
                           ACM VIII (9/93)             Fund Distributors, Inc.
                           AWDGF (3/93)                ("AFD"),** with which he
                           AWDGF II (4/94)             has been associated since
                           AMA (9/94)                  prior to 1998.
                           ACMIF (12/01)
                           ANMIF (12/01)
                           ANYMIF (12/01)

Vincent S. Noto (38)       Controller,                 Vice President of
                           ACM IV (4/96)               AGIS,** with which he
                           ACM V (4/96)                has been associated
                           ACM VII (4/96)              since prior to 1998.
                           AWDGF (4/96)
                           AWDGF II (4/96)
                           AMA (4/96)

Edmund P. Bergan, Jr. (52) Secretary,                  Senior Vice President and
                           ACM IV (6/88)               the General Counsel of
                           ACM V (7/88)                AFD** and AGIS,** with
                           ACM VII (2/93)              which he has been
                           ACM VIII (9/93)             associated since prior to
                           AWDGF (3/93)                1998.
                           AWDGF II (4/94)
                           AMA (9/94)
                           ACMIF (11/01)
                           ANMIF (11/01)
                           ANYMIF (11/01)

Thomas R. Manley (51)      Controller,                 Vice President of
                           ACM VII (4/99)              ACMC,** with which he
                           ACMIF (12/01)               has been associated
                           ANMIF (12/01)               since prior to 1998.
                           ANYMIF (12/01)


* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.

** An affiliate of each of the Funds.

Audit Committee Report

     Each Fund's Board of Directors has adopted a written charter for the Fund's Audit Committee. The purposes of the Audit Committees are set forth in the Audit Committee Charters. The role of each Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. As set forth in the Audit Committee Charter, management of each Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     The Audit Committee of the Board of Directors of each Fund will normally meet three times during each full fiscal year with representatives of the independent accountants to discuss and review various matters as contemplated by the Audit Committee Charter. In the performance of its oversight function, each Audit Committee has considered and discussed the audited financial statements with management and the independent accountants of its Fund. Each Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Each Audit Committee has also considered whether the provision by its Fund's independent accountants of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent accountants' independence. Finally, each Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent accountants the independent accountants' independence.

     The members of the Funds' Audit Committees are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committees rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committees' oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committees' considerations and discussions referred to above do not assure that the audits of the Funds' financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Funds' accountants are in fact "independent".

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committees referred to above and in the Audit Committee Charters, each Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal period.

Submitted by the Audit Committees of the Boards of Directors

Ruth Block                Dr. James M. Hester
David H. Dievler          Clifford L. Michel
John H. Dobkin            Donald J. Robinson
William H. Foulk, Jr.

Independent Accountants

The Boards of Directors of each of the Funds at meetings held on December 10, 2001 (ACMIF, ANMIF and ANYMIF), January 22, 2002 (AWDGF II), July 17, 2002 (ACM IV, ACM V and ACM VIII) and September 21, 2002 (ACM VII and AWDGF), respectively, approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, as defined in the Act, Ernst & Young LLP, independent accountants to audit the accounts of AWDGF II (for the fiscal year ending March 31, 2003), ACM IV (July 31, 2003), ACM V (August 31, 2003), ACM VIII (September 30, 2003), ACM VII (October 31, 2003), AWDGF (October 31,
2003), ACMIF (October 31, 2003), ANMIF (October 31, 2003) and ANYMIF (October 31, 2003). The Board of Directors of AMA at a meeting held July 17, 2002 similarly approved by vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund, PricewaterhouseCoopers LLP, independent accountants, to audit the accounts of AMA for the fiscal year ending September 30, 2003. In reliance on Rule 32a-4 under the Act, the Funds are not seeking stockholder ratification of the selection of their independent accountants.

     Ernst & Young LLP has audited the accounts of ACM IV, ACM VII, ACM VIII, AWDGF, AWDGF II, ACMIF, ANMIF and ANYMIF since the respective dates of commencement of each such Fund's operations, and of ACM V since its fiscal year ended August 31, 1990, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds. PricewaterhouseCoopers LLP has audited the accounts of AMA since the Fund's commencement of operations and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. Representatives of Ernst & Young LLP and PricewaterhouseCoopers LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.

Independent Accountants' Fees

     The  following  table  sets  forth  the  aggregate  fees  billed  by  the
independent   accountants   for  each  Fund's  most  recent  fiscal  year  for
professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders; (ii) financial information systems design and implementation services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund; (iii) all other services provided to the Fund; and (iv) all other services provided to the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund ("Adviser Affiliates").
                                                                 All
                                    Financial                    Other Fees for
                                    Information    All           Services
                                    Systems        Other Fees*   Provided
                                    Design and     for Services  to the Adviser
                          Audit     Implementation Provided to   and Adviser
                          Fees      Fees           Fund          Affiliates*
                          ----      -------------- -----------   --------------


ACM Government
   Opportunity Fund, Inc. $40,000   $-0-           $27,417       $815,596
ACM Managed Income
   Fund, Inc.             $43,000   $-0-           $38,893       $703,161
ACM Municipal Securities
   Income Fund, Inc.      $40,000   $-0-           $33,782       $612,361
ACM Managed Dollar
   Income Fund, Inc.      $48,000   $-0-           $20,073       $714,661
Alliance World Dollar
   Government Fund, Inc.  $48,000   $-0-           $24,942       $612,361
Alliance World Dollar
   Government Fund II,
   Inc.                   $48,000   $-0-           $26,169       $838,986
Alliance All-Market
   Advantage Fund, Inc.   $38,000   $-0-           $23,235       $1,119,664
Alliance California
   Municipal Income
   Fund, Inc.             $22,500   $-0-           $26,000       $612,361
Alliance National
   Municipal Income
   Fund, Inc.             $22,500   $-0-           $26,000       $612,361
Alliance New York
   Municipal Income
   Fund, Inc.             $22,500   $-0-           $24,000       $612,361

* The fees vary significantly because they are presented based on the Funds' respective most recently completed fiscal years. The fees listed in the last column are not cumulative. In other words, the same fee may be reflected in more than one Fund's listing.

The Board of Directors of each Fund unanimously recommends that the stockholders of each Fund vote FOR the election or re-election, as the case may be, of each Fund's foregoing nominees as fully described in this Proxy Statement, to serve as a Director of his or her respective Fund.

                          INFORMATION AS TO THE INVESTMENT ADVISER
                            AND THE ADMINISTRATORS OF THE FUNDS

     Each Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The administrator for ACM IV, ACM VII, AWDGF, AWDGF II , AMA, ACMIF, ANMIF and ANYMIF is the Adviser. Prudential Investments Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102, serves as sub-administrator for ACM VII. The administrator for ACM V and ACM VIII is Princeton Administrators, L.P., 500 College Road East, Princeton, New Jersey 08540.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of each Fund and the Directors of ACMC, among others, file with the Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Funds. During the fiscal year ended 2002, for ACMIF, ANMIF and ANYMIF, initial reports of beneficial ownership of securities on Form 3 were inadvertently filed late on behalf of Edmund P. Bergan, Secretary of each these Funds; Kathleen A. Corbet, Senior Vice President of each of these Funds; Guy Davidson, Senior Vice President of each of these
Funds; David M. Dowden, Vice President of each of these Funds; Mark D. Gersten, Treasurer of each of these Funds; Jose Hernandez, Assistant Controller of each of these Funds; Terrance T. Hults, Vice President of each of these Funds; Thomas R. Manley, Controller of each of these Funds; Vincent
S. Noto, Assistant Controller of each of these Funds; and Domenick Pugliese, Assistant Secretary of each of these Funds. Each of these reports reflected that the filer is a reporting person required to file Form 3 by virtue of his or her position with these Funds. None of these filers own any securities of these Funds, nor do the reports relate to any transactions in securities of these Funds.

                                 OTHER MATTERS

     Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

     As of December 27, 2002, Aon Corporation and Combined Insurance Company of America, each with an address of 200 East Randolph Street, Chicago, Illinois 60601, were believed by management of ACM IV to beneficially own an aggregate of 4,635,536 shares, or 36.44%, of the outstanding common stock of ACM IV.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 7, 2003 for inclusion in such Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with each Fund's Bylaws.

     The persons named as proxies for the 2004 Annual Meeting of Stockholders will, with respect to the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund, except ACMIF, ANMIF or ANYMIF, receives notice of the matter by December 19, 2003 (or such earlier date as may be specified by an advance notice provision, if any, in the Fund's Bylaws), and in the case of ACMIF, ANMIF and ANYMIF, receives notice of the matter no sooner than October 7, 2003 and no later than November 6, 2003. If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                            REPORTS TO STOCKHOLDERS

     Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call Alliance Global Investor Services at (800) 227-4618 or write to Gary Beckham at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                       By Order of the Boards of Directors,
                                       Edmund P. Bergan, Jr.
                                       Secretary
February 4, 2003

New York, New York

                               TABLE OF CONTENTS

                                                                          Page


Introduction                                                                 1
Proposal One: Election of Directors                                          4
Information as to the Investment Adviser
  and the Administrators of the Funds                                       17
Other Matters                                                               17
Submission of Proposals for the Next Annual Meeting of Stockholders         17
Reports to Stockholders                                                     18

                     ACM Government Opportunity Fund, Inc.
                         ACM Managed Income Fund, Inc.
                  ACM Municipal Securities Income Fund, Inc.
                     ACM Managed Dollar Income Fund, Inc.
                  Alliance World Dollar Government Fund, Inc.
                Alliance World Dollar Government Fund II, Inc.
                   Alliance All-Market Advantage Fund, Inc.
                Alliance California Municipal Income Fund, Inc.
                 Alliance National Municipal Income Fund, Inc.
                 Alliance New York Municipal Income Fund, Inc.

-----------------------------------------------------------------------------

                          [LOGO OF ALLIANCE CAPITAL]
                       Alliance Capital Management L.P.
-----------------------------------------------------------------------------

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
March 20, 2003


00250.0209 #373966

PROXY                ACM GOVERNMENT OPPORTUNITY FUND, INC.                 PROXY

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON MARCH 20, 2003

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                         OF DIRECTORS OF THE CORPORATION

          The undersigned stockholder of ACM Government Opportunity Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints Carol H. Rappa and Christina A. Santiago, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 11:00 a.m., Eastern Time, on March 20, 2003 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

          The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

          IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS; AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                            Please refer to the Proxy
                           Statement for a discussion
                                of the Proposal.

            PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                              DO YOU HAVE ANY COMMENTS?

-------------------------                              -------------------------

-------------------------                              -------------------------

                      ACM GOVERNMENT OPPORTUNITY FUND, INC.

     Your Board of Directors
     urges you to vote "FOR" the
     election of all Nominees.

                                       Please mark votes as in this example: /X/

1.   Election of Directors                          WITHHOLD    FOR ALL
                                        FOR ALL     FROM ALL    EXCEPT AS
                                        NOMINEES    NOMINEES    NOTED BELOW
                                        /_/         /_/         /_/
     Class Three Nominees
     (term expires 2006):

     John D. Carifa                                             /_/
     Ruth Block                                                 /_/

2.   To vote and otherwise represent
     the undersigned on any other
     matters that may properly come
     before the Annual Meeting or any
     postponement or adjournment
     thereof, in the discretion of
     the proxy holder(s).

                                   Mark here for address change and note
                                   at left                                  /_/

                                   Please be sure to sign, date and return this Proxy promptly. You may use the enclosed envelope.


                                   -------------------------------------------
                                   (Signature of Stockholder)


                                   -------------------------------------------
                                   (Signature of joint owner, if any)

                                   Date __________, 2003

00250.0209 #380085